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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): OCTOBER 15, 1997
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                         COMMISSION FILE NUMBER 0-26304



                         SUNSTONE HOTEL INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)


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                    MARYLAND                                  52-1891908
         (State or Other Jurisdiction of                   (I.R.S. Employer
         Incorporation or Organization)                   Identification No.)


115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA             92672
    (Address of Principal Executive Offices)                   (Zip Code)


                                 (714) 361-3900
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 15, 1997, Sunstone Hotel Investors, Inc., a Maryland corporation (the "Company") completed the acquisition of all of the outstanding shares of the capital stock of Kahler Realty Corporation, a Minnesota corporation ("Kahler") for approximately $322 million in cash, stock and assumption of indebtedness (the "Kahler Acquisition") from Westbrook Real Estate Fund I, L.P. and Westbrook Real Estate Co-Investment Partnership I, L.P., affiliates of Westbrook Partners, L.L.C., a real estate investment firm. The closing of the acquisition, details concerning the consideration paid by the Company and other aspects of the transaction were reported in the Company's press release of October 16, 1997 filed as an exhibit to this report on Form 8-K. The Company filed a report on Form 8-K on August 14, 1997 (as amended by the Form 8-K/A filed on August 22, 1997) with the Securities and Exchange Commission (the "SEC") to report the execution of a definitive Stock Purchase Agreement for the Kahler Acquisition, as well as financial and other information regarding the transaction. The Stock Purchase Agreement containing the terms of the Kahler Acquisition was an exhibit to the Form 8-K filed on August
14, 1997.

         In addition, a description of certain terms of the Kahler Acquisition, the Kahler hotels and other assets of Kahler acquired by the Company, and financial statements related to the acquisition, were included in the Company's Prospectus Supplement and accompanying Prospectus filed on October 10, 1997 with the SEC (Registration No. 333-34377), which was used in connection with the Company's 9,000,000 share public offering of common stock, the proceeds of which financed a portion of the acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. See the Index to Financial Statements and related financial statements beginning at page F-1 of the Company's Prospectus Supplement filed on October 10, 1997 with the SEC (Registration No. 333-34377) under Rule 424(b)(4) of the Securities Act of 1933, as amended, which are incorporated herein by this reference.

         (b) Pro Forma Financial Information. See the Index to Financial Statements and related financial statements beginning at page F-1 of the Company's Prospectus Supplement filed on October 10, 1997 with the SEC (Registration No. 333-34377) under Rule 424(b)(4) of the Securities Act of 1933, as amended, which are incorporated herein by this reference.

         (c) Exhibits.

               99.1      Press Release dated October 16, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 27, 1997                        SUNSTONE HOTEL INVESTORS, INC.


                                              By: /s/ ROBERT A. ALTER
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                                                  Robert A. Alter, President


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